Exhibit 10.4

                         AMENDATORY EMPLOYMENT AGREEMENT

         AMENDATORY EMPLOYMENT AGREEMENT (the "Amendatory Agreement"), dated as of March 6, 2007, by and among KSW Mechanical Services, Inc., a Delaware corporation (the "Company"), KSW, Inc., a Delaware corporation ("KSWI") and Floyd Warkol ("Warkol").

                              W I T N E S S E T H:

         WHEREAS, Warkol is employed by the Company and KSWI pursuant to an Employment Agreement, dated as of January 1, 2006, by and among the Company, KSWI and Warkol (the "Employment Agreement").

         WHEREAS, the Company, KSWI and Warkol wish to provide for the extension of the Term of the Employment Agreement.

         NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereto hereby agree as follows:

1. All terms used herein that are defined in the Employment Agreement shall have the meanings provided therein, unless otherwise defined herein. The Employment Agreement is amended as follows:

2. The Term of the Employment Agreement set forth in paragraph 1.1 thereof is extended through December 31, 2009.

3. Except as specifically amended or modified herein, all of the terms and provisions of the Employment Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, each of Warkol, the Company, and KSWI has executed this Agreement, or caused this Agreement to be

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executed by its duly authorized officer as of the date first written above.


KSW, INC. COMPENSATION COMMITTEE           KSW MECHANICAL SERVICES, INC.


By: /s/ John Cavanagh                      By:     /s/ Richard Lucas
    ------------------------                       ------------------------
    John Cavanagh                          Name:   Richard Lucas
                                           Title:  Chief Financial Officer

By: /s/ Stanley Kreitman                           /s/ Floyd Warkol
    ------------------------                       ------------------------
    Stanley Kreitman                               Floyd Warkol

By: /s/ Warren O. Kogan
    ------------------------
    Warren O. Kogan